UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2022

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers
On November 3, 2022, OFTC, Inc. a subsidiary of Service Corporation International (SCI or Company) notified Thomas L. Ryan, Eric D. Tanzberger, Sumner J. Waring, III, and Steven A. Tidwell that their employment agreements were being extended to December 31, 2023 and notified Gregory T. Sangalis that his employment agreement was being extended until March 31, 2023. The named executive officers and the material terms of their employment agreements are summarized in SCI’s Proxy Statement filed March 25, 2022, under “Executive Compensation Tables” and “Further Executive Compensation Practices and Policies”, which are incorporated by reference herein.
Item 7.01 Regulation FD Disclosure
On November 2, 2022, the Board of Directors declared a quarterly cash dividend of twenty-seven cents per share of common stock. This represents an 8% increase from the previous quarterly dividend paid of twenty-five cents per share.
On November 2, 2022, Service Corporation International issued a press release announcing an increase in its share repurchase program authorizing the investment of approximately an additional $350 million, thereby increasing the total amount authorized and available for future share repurchases to $600 million.
The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. Except for the information filed pursuant to Item 5.02 noted above, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this report

Exhibit No.	Description
99.1	Press Release, dated November 2, 2022, declaring quarterly dividend and announcing share repurchase increase.
104	Interactive data file.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
November 3, 2022                        Service Corporation International
                            By: /s/ ERIC D. TANZBERGER
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer